POWERSHARES EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED JUNE 11, 2015 TO THE

SUMMARY PROSPECTUS DATED FEBRUARY 27, 2015 OF:

PowerShares KBW Property & Casualty Insurance Portfolio

Effective after the close of markets on June 19, 2015 (“the “Effective Date”), the name and methodology of the KBW Property & Casualty Index, the underlying index (“Underlying Index”) of the PowerShares KBW Property & Casualty Insurance Portfolio, will change. Therefore, on that date, the Summary Prospectus will be revised as follows:

All references in the Summary Prospectus to the KBW Property & Casualty Index are revised to reflect the KBW Nasdaq Property & Casualty Index.

On page 1, the second sentence of the section titled “Principal Investment Strategies” is deleted and replaced with the following:

“Keefe, Bruyette & Woods, Inc. (“KBW Nasdaq” or the “Index Provider”) compiles, maintains and calculates the Underlying Index, which is a modified-market capitalization-weighted index that seeks to reflect the performance of such companies.”

Please Retain This Supplement for Future Reference.

P-KBWP-SUMPRO-1 SUP-1 061115